CLARION PARTNERS REAL ESTATE INCOME FUND INC.

Consolidated schedule of investments (unaudited) (Percentages shown based on Fund net assets)	September 30, 2022

				VALUE
PRIVATE REAL ESTATE - 86.5%
EQUITY - 74.2%
REAL ESTATE INVESTMENTS - 56.2%
Industrial - 28.4%
100 Friars Boulevard, West Deptford, NJ				$29,000,000	(a)
3828 Civic Center, Las Vegas, NV				9,800,000	(a)
12000 East 56th Avenue, Denver, CO				14,200,000	(a)
Chino Industrial Portfolio, Chino, CA				34,266,840	(a)
Rojas East Distribution Center, El Paso, TX				49,902,582	(a)

Total Industrial				137,169,422

Life Science - 4.0%
55 Messina Drive, Braintree, MA				19,400,000	(a)

Mixed-Use - 8.2%
Congress Commons, Austin, TX				39,500,000	(a)

Multifamily - 5.4%
Anker Haus, Charlotte, NC				26,100,000	(a)

Office - 10.2%
The Sheds on Charlotte, Nashville, TN				48,900,000	(a)

TOTAL REAL ESTATE INVESTMENTS				271,069,422

			STATED
			OWNERSHIP %(b)
INVESTMENTS IN NON-CONSOLIDATED JOINT VENTURES - 18.0%
Industrial - 5.6%
456 Sullivan Avenue, South Windsor, CT			95.0%	26,929,351	(a)

Life Science - 3.9%
Fusion Life Science HQ, Carlsbad, CA			85.0%	18,998,103	(a)

Multifamily - 8.5%
Mosaic at Largo Station, Largo, MD			92.5%	40,955,509	(a)

TOTAL INVESTMENTS IN NON-CONSOLIDATED JOINT VENTURES				86,882,963

TOTAL EQUITY (Cost - $319,746,265)				357,952,385

		MATURITY	FACE
	RATE	DATE	AMOUNT
DEBT - 12.3%
INVESTMENTS IN REAL ESTATE LOANS - 12.3%
Mixed-Use - 3.7%
Aertson Midtown Mezzanine B Loan	9.140%	10/1/25	$18,000,000	18,000,000	(a)

See Notes to Consolidated Schedule of Investments.

Clarion Partners Real Estate Income Fund Inc. 2022 Quarterly Report	1

CLARION PARTNERS REAL ESTATE INCOME FUND INC.

Consolidated schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	September 30, 2022

		MATURITY	FACE
	RATE	DATE	AMOUNT	VALUE
INVESTMENTS IN REAL ESTATE LOANS - continued
Multifamily - 5.7%
The Lodge Mezzanine Loan	7.400%	7/1/27	$20,200,000	$20,200,000	(a)
The Parker off Pearl Mezzanine Loan	7.400%	7/1/27	7,300,000	7,300,000	(a)

Total Multifamily				27,500,000

Office - 2.9%
Memphis Logistics Mezzanine Loan	9.168%	8/9/23	14,000,000	14,000,000	(a)(c)

Total Investments in Real Estate Loans (Cost - $59,500,000)				59,500,000

Total Private Real Estate (Cost - $379,246,265)				417,452,385

PUBLICLY-TRADED REAL ESTATE SECURITIES - 11.2%
COLLATERALIZED MORTGAGE OBLIGATIONS(d) - 10.0%
Angel Oak Mortgage Trust LLC, 2019-2 B2	6.286%	3/25/49	1,082,500	1,050,793	(e)(f)
Bank of America Merrill Lynch Commercial Mortgage Trust, 2017-BNK3 E	4.643%	2/15/50	1,000,000	708,415	(e)(f)
BIG Commercial Mortgage Trust, 2022-BIG F (1 mo. Term SOFR + 5.436%)	8.281%	2/15/39	500,000	469,035	(e)(f)
BPR Trust, 2022-OANA A (1 mo. Term SOFR + 1.898%)	4.743%	4/15/37	1,500,000	1,480,860	(e)(f)
BWAY Mortgage Trust, 2015-1740 E	4.806%	1/10/35	500,000	414,261	(e)(f)
BX Commercial Mortgage Trust, 2022-LP2 G (1 mo. Term SOFR + 4.106%)	7.028%	2/15/39	466,913	429,819	(e)(f)
BX Trust, 2021-ARIA D (1 mo. USD LIBOR + 1.895%)	4.713%	10/15/36	500,000	465,234	(e)(f)
BX Trust, 2021-SDMF F (1 mo. USD LIBOR + 1.937%)	4.755%	9/15/34	500,000	448,808	(e)(f)
Citigroup Mortgage Loan Trust, 2022-A A1	6.170%	9/25/62	747,119	733,326	(e)
COLT Mortgage Loan Trust, 2022-2 B1	4.024%	2/25/67	500,000	355,103	(e)(f)
CSMC OA LLC, 2014-USA F	4.373%	9/15/37	420,000	289,668	(e)
CSMC Trust, 2019-RIO B (1 mo. USD LIBOR + 7.000%)	9.818%	12/15/22	993,246	983,139	(e)(f)
CSMC Trust, 2020-FACT E (1 mo. USD LIBOR + 4.862%)	7.680%	10/15/37	1,500,000	1,409,479	(e)(f)
Ellington Financial Mortgage Trust, 2020-2 B2	4.804%	10/25/65	500,000	434,946	(e)(f)
Ellington Financial Mortgage Trust, 2022-1 B1	3.888%	1/25/67	750,000	500,358	(e)(f)
Extended Stay America Trust, 2021-ESH A (1 mo. USD LIBOR + 1.080%)	3.898%	7/15/38	496,942	482,142	(e)(f)
FARM Mortgage Trust, 2021-1 B	3.238%	7/25/51	179,678	122,601	(e)(f)

See Notes to Consolidated Schedule of Investments.

2	Clarion Partners Real Estate Income Fund Inc. 2022 Quarterly Report

CLARION PARTNERS REAL ESTATE INCOME FUND INC.

Consolidated schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	September 30, 2022

		MATURITY	FACE
	RATE	DATE	AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(d) - continued
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA3 B2 (30 Day Average SOFR + 6.250%)	8.531%	10/25/33	$725,000	$593,481	(e)(f)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA5 B2 (30 Day Average SOFR + 5.500%)	7.781%	1/25/34	1,500,000	1,115,171	(e)(f)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA6 B2 (30 Day Average SOFR + 7.500%)	9.781%	10/25/41	750,000	665,585	(e)(f)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA7 M2 (30 Day Average SOFR + 1.800%)	4.081%	11/25/41	1,150,000	1,033,674	(e)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2021-1 BXS	13.182%	9/25/60	748,781	547,111	(e)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2022-1 BXS, IO	3.555%	11/25/61	1,728,113	560,625	(e)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-SPI1 B	4.124%	9/25/47	154,951	133,977	(e)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-DNA3 B1 (1 mo. USD LIBOR + 3.900%)	6.984%	9/25/48	370,000	367,343	(e)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2019-DNA3 B2 (1 mo. USD LIBOR + 8.150%)	11.234%	7/25/49	750,000	747,500	(e)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2019-FTR4 B2 (1 mo. USD LIBOR + 5.000%)	8.084%	11/25/47	750,000	595,990	(e)(f)
Federal National Mortgage Association (FNMA) - CAS, 2015-C03 1M2 (1 mo. USD LIBOR + 5.000%)	8.084%	7/25/25	280,861	286,720	(e)(f)
Federal National Mortgage Association (FNMA) - CAS, 2016-C03 1B (1 mo. USD LIBOR + 11.750%)	14.834%	10/25/28	992,568	1,077,890	(e)(f)

See Notes to Consolidated Schedule of Investments.

Clarion Partners Real Estate Income Fund Inc. 2022 Quarterly Report	3

CLARION PARTNERS REAL ESTATE INCOME FUND INC.

Consolidated schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	September 30, 2022

		MATURITY	FACE
	RATE	DATE	AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(d) - continued
Federal National Mortgage Association (FNMA) - CAS, 2016-C04 1B (1 mo. USD LIBOR + 10.250%)	13.334%	1/25/29	$247,258	$260,057	(e)(f)
Federal National Mortgage Association (FNMA) - CAS, 2018-C06 1B1 (1 mo. USD LIBOR + 3.750%)	6.834%	3/25/31	350,000	346,824	(e)(f)
Federal National Mortgage Association (FNMA) - CAS, 2020-R01 1B1 (1 mo. USD LIBOR + 3.250%)	6.334%	1/25/40	140,000	127,913	(e)(f)
Federal National Mortgage Association (FNMA) - CAS, 2021-R01 1B1 (30 Day Average SOFR + 3.100%)	5.381%	10/25/41	500,000	454,714	(e)(f)
Federal National Mortgage Association (FNMA) - CAS, 2021-R03 1B2 (30 Day Average SOFR + 5.500%)	7.781%	12/25/41	500,000	422,930	(e)(f)
GS Mortgage Securities Corp. II, 2018-SRP5 C (1 mo. USD LIBOR + 4.250%)	7.068%	9/15/31	528,409	208,205	(e)(f)
GS Mortgage Securities Corp. Trust, 2018- 3PCK B (1 mo. USD LIBOR + 2.500%)	5.568%	9/15/31	575,000	542,891	(e)(f)
Hawaii Hotel Trust, 2019-MAUI F (1 mo. USD LIBOR + 2.750%)	5.568%	5/15/38	400,000	375,320	(e)(f)
HIT Trust, 2022-HI32 G (1 mo. Term SOFR + 7.228%)	10.073%	7/15/24	1,000,000	987,227	(e)(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-JP1 D	4.383%	1/15/49	1,500,000	1,273,631	(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2017-FL11 E (1 mo. USD LIBOR + 4.020%)	6.838%	10/15/32	105,412	104,587	(e)(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-MKST G (1 mo. USD LIBOR + 4.250%)	7.068%	12/15/36	175,000	102,409	(e)(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-MKST H (1 mo. USD LIBOR + 6.750%)	9.568%	12/15/36	175,000	95,289	(e)(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNNZ M	8.542%	1/16/37	141,804	121,216	(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2021-HTL5 F (1 mo. USD LIBOR + 4.265%)	7.083%	11/15/38	500,000	456,995	(e)(f)

See Notes to Consolidated Schedule of Investments.

4	Clarion Partners Real Estate Income Fund Inc. 2022 Quarterly Report

CLARION PARTNERS REAL ESTATE INCOME FUND INC.

Consolidated schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	September 30, 2022

		MATURITY	FACE
	RATE	DATE	AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(d) - continued
JPMorgan Chase Commercial Mortgage Securities Trust, 2021-NYMZ M (1 mo. USD LIBOR + 7.250%)	10.068%	6/15/26	$500,000	$492,708	(e)(f)
LSTAR Securities Investment Ltd., 2019-4 A1 (1 mo. USD LIBOR + 3.500%)	6.064%	5/1/24	501,856	503,755	(e)(f)
MBRT, 2019-MBR H1 (1 mo. USD LIBOR + 4.250%)	7.068%	11/15/36	475,000	447,110	(e)(f)
Med Trust, 2021-MDLN G (1 mo. USD LIBOR + 5.250%)	8.068%	11/15/38	1,400,000	1,296,112	(e)(f)
MRCD Mortgage Trust, 2019-PRKC A	4.250%	12/15/36	1,600,000	1,288,368	(e)(f)
MTN Commercial Mortgage Trust, 2022-LPFL F (1 mo. Term SOFR + 5.285%)	8.131%	3/15/39	500,000	475,294	(e)(f)
Natixis Commercial Mortgage Securities Trust, 2022-JERI G (1 mo. Term SOFR + 7.458%)	10.303%	1/15/39	3,000,000	2,888,354	(e)(f)
Natixis Commercial Mortgage Securities Trust, 2022-RRI E (1 mo. Term SOFR + 5.193%)	8.038%	3/15/35	1,000,000	957,640	(e)(f)
NCMF Trust, 2022-MFP G (1 mo. Term SOFR + 5.128%)	7.973%	3/15/39	2,000,000	1,910,508	(e)(f)
New Residential Mortgage Loan Trust, 2022- NQM4 A3	5.000%	6/25/62	964,668	912,547	(e)
NewRez Warehouse Securitization Trust, 2021-1 F (1 mo. USD LIBOR + 5.250%)	8.334%	5/25/55	325,000	322,366	(e)(f)
NYMT Loan Trust, 2022-SP1 A1	5.250%	7/25/62	979,650	945,539	(e)
OBX Trust, 2021-NQM2 A3	1.563%	5/25/61	119,277	99,498	(e)(f)
OBX Trust, 2022-NQM1 A2	3.001%	11/25/61	750,000	571,324	(e)(f)
OBX Trust, 2022-NQM7 A3	5.700%	8/25/62	594,149	571,799	(e)
PMT Credit Risk Transfer Trust, 2019-3R A (1 mo. USD LIBOR + 2.700%)	5.813%	10/27/22	177,180	170,972	(e)(f)
Radnor RE Ltd., 2020-1 M2B (1 mo. USD LIBOR + 2.250%)	5.334%	1/25/30	425,000	392,796	(e)(f)
RIAL Issuer Ltd., 2022-FL8 E (1 mo. Term SOFR + 5.500%)	8.518%	1/19/37	500,000	484,781	(e)(f)
SMR Mortgage Trust, 2022-IND G (1 mo. Term SOFR + 7.500%)	10.345%	2/15/39	964,591	914,663	(e)(f)
SMRT, 2022-MINI E (1 mo. Term SOFR + 2.700%)	5.546%	1/15/39	1,650,000	1,520,375	(e)(f)
SREIT Trust, 2021-MFP A (1 mo. USD LIBOR + 0.731%)	3.549%	11/15/38	500,000	477,862	(e)(f)

See Notes to Consolidated Schedule of Investments.

Clarion Partners Real Estate Income Fund Inc. 2022 Quarterly Report	5

CLARION PARTNERS REAL ESTATE INCOME FUND INC.

Consolidated schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	September 30, 2022

		MATURITY	FACE
	RATE	DATE	AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(d) - continued
Tharaldson Hotel Portfolio Trust, 2018-THL E (1 mo. USD LIBOR + 3.480%)	6.123%	11/11/34	$445,544	$419,100	(e)(f)
Tharaldson Hotel Portfolio Trust, 2018-THL F (1 mo. USD LIBOR + 4.252%)	6.895%	11/11/34	445,544	419,100	(e)(f)
UBS Commercial Mortgage Trust, 2018-C15 D	5.370%	12/15/51	570,000	451,333	(e)(f)
UBS Commercial Mortgage Trust, 2018- NYCH G (1 mo. USD LIBOR + 4.838%)	7.656%	2/15/32	400,000	362,226	(e)(f)
Verus Securitization Trust, 2020-2 B1	5.360%	5/25/60	750,000	705,433	(e)(f)
Verus Securitization Trust, 2020-5 B1	3.707%	5/25/65	500,000	430,614	(e)(f)
Wells Fargo Commercial Mortgage Trust, 2017-C42 D	2.800%	12/15/50	1,500,000	1,060,122	(e)(f)
Wells Fargo Commercial Mortgage Trust, 2022-JS2 G	3.569%	12/15/39	750,000	453,209	(e)(f)
Wells Fargo Commercial Mortgage Trust, 2022-ONL F	5.092%	12/15/39	500,000	389,449	(e)(f)
WFRBS Commercial Mortgage Trust, 2014- C19 D	4.234%	3/15/47	1,650,000	1,515,373	(e)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $51,514,033)				48,233,592

ASSET-BACKED SECURITIES - 0.9%
Arbor Realty Commercial Real Estate Notes Ltd., 2021-FL4 A (1 mo. USD LIBOR + 1.350%)	4.168%	11/15/36	400,000	392,487	(e)(f)
Argent Securities Inc., Asset-Backed Pass- Through Certificates, 2003-W3 M1 (1 mo. USD LIBOR + 1.125%)	4.209%	9/25/33	220,596	203,969	(f)
Cascade MH Asset Trust, 2019-MH1 M	5.985%	11/25/44	300,000	277,468	(e)(f)
Cascade MH Asset Trust, 2021-MH1 B2	5.573%	2/25/46	500,000	397,389	(e)
Cascade MH Asset Trust, 2021-MH1 B3	7.714%	2/25/46	500,000	385,717	(e)(f)
First Franklin Mortgage Loan Trust, 2006- FF15 A5 (1 mo. USD LIBOR + 0.160%)	3.244%	11/25/36	113,198	111,697	(f)
FS Rialto Issuer LLC, 2022-FL5 E (1 mo. Term SOFR + 5.415%)	8.433%	6/19/37	650,000	641,272	(e)(f)
MF1 LLC, 2022-FL10 E (1 mo. Term SOFR + 6.229%)	9.253%	9/17/37	1,500,000	1,506,697	(e)(f)
TRTX Issuer Ltd., 2022-FL5 E (30 Day Average SOFR + 4.350%)	6.635%	2/15/39	500,000	490,347	(e)(f)

TOTAL ASSET-BACKED SECURITIES (Cost - $4,600,481)				4,407,043

See Notes to Consolidated Schedule of Investments.

6	Clarion Partners Real Estate Income Fund Inc. 2022 Quarterly Report

CLARION PARTNERS REAL ESTATE INCOME FUND INC.

Consolidated schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	September 30, 2022

		MATURITY	FACE
	RATE	DATE	AMOUNT	VALUE
CORPORATE BONDS & NOTES - 0.2%
REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.2%
Service Properties Trust, Senior Notes (Cost - $768,599)	4.650%	3/15/24	$800,000	$741,560

CONVERTIBLE BONDS & NOTES - 0.1%
FINANCIALS - 0.1%
Mortgage Real Estate Investment Trusts (REITs) - 0.1%
Two Harbors Investment Corp., Senior Notes (Cost - $445,339)	6.250%	1/15/26	500,000	418,450

TOTAL PUBLICLY-TRADED REAL ESTATE SECURITIES (Cost - $57,328,452)				53,800,645

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $436,574,717)				471,253,030

			SHARES
SHORT-TERM INVESTMENTS - 11.1%
Dreyfus Government Cash Management, Institutional Shares (Cost - $53,872,510)	2.739%		53,872,510	53,872,510

TOTAL INVESTMENTS - 108.8% (Cost - $490,447,227)				525,125,540
Series A Cumulative Preferred Stock, at Liquidation Value - (0.0)%††				(125,000)
Other Liabilities in Excess of Other Assets - (8.8)%				(42,534,082)

TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS - 100.0%				$482,466,458

††	Represents less than 0.1%.

(a)	Investment is valued using significant unobservable inputs (Note 1).

(b)	Stated ownership % represents the Fund’s contractual ownership in the joint venture prior to the impact of promote structures.

(c)	Floating rate loan (1 mo. LIBOR + 6.350%, 6.500% floor).

(d)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(f)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

See Notes to Consolidated Schedule of Investments.

Clarion Partners Real Estate Income Fund Inc. 2022 Quarterly Report	7

CLARION PARTNERS REAL ESTATE INCOME FUND INC.

Consolidated schedule of investments (unaudited) (cont’d)	September 30, 2022

Abbreviation(s) used in this schedule:

CAS	—	Connecticut Avenue Securities
IO	—	Interest Only
LIBOR	—	London Interbank Offered Rate
REMIC	—	Real Estate Mortgage Investment Conduit
SOFR	—	Secured Overnight Financing Rate
USD	—	United States Dollar

At September 30, 2022, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Sell:
U.S. Treasury 5-Year Notes	8	12/22	$887,361	$860,062	$27,299

This Consolidated Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Consolidated Schedule of Investments.

8	Clarion Partners Real Estate Income Fund Inc. 2022 Quarterly Report

Notes to Consolidated Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Clarion Partners Real Estate Income Fund Inc. (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that continuously offers its shares. The Fund is a Maryland corporation and has elected to be taxed as a real estate investment trust (a “REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). The Board of Directors authorized 400 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide current income and long-term capital appreciation.

The Fund seeks to achieve its objective by investing primarily in a portfolio of private commercial real estate and publicly traded real estate securities.

Generally, all investments made by the Fund in private commercial real estate, including real property and investments in real estate loans, will be made through individual special purpose vehicles (“SPV”). Unless otherwise noted, this schedule of investments is the consolidated schedule of investments of the Fund and each SPV. Investments which are joint ventures, where no party has control, are not consolidated and are carried at fair value as disclosed below.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The Fund calculates its net asset value by subtracting liabilities (including accrued expenses or distributions) from the total assets of the Fund (the value of investments, plus cash or other assets, including interest and distributions accrued but not yet received). The Fund’s assets and liabilities are valued in accordance with GAAP using the principles set forth below.

Private commercial real estate

The fair values of investments in real estate loans are generally determined by discounting the future contractual cash flows to the present value using a current market interest rate. The market rate is determined by considering one or more of the following criteria as appropriate: (i) interest rates for loans of comparable quality and maturity, (ii) the value of the underlying collateral and (iii) the prevailing state of the debt markets. The valuations of investments in real estate loans are prepared by independent external appraisers on a monthly basis. The significant unobservable inputs used in the fair value measurement of the Fund’s investment in real estate loans are the selection of certain credit spreads and the loan to value ratios.

The fair values of real estate investments are generally determined by considering the income, cost and sales comparison approaches of estimating property value. The income approach estimates an income stream for a property (typically 10 years) and discounts this income plus a reversion (presumed sale) into a present value at a risk adjusted rate. Yield rates and growth assumptions utilized in this approach are derived from market

9

Notes to Consolidated Schedule of Investments (unaudited) (continued)

transactions as well as other financial and industry data. The cost approach estimates the replacement cost of the building less physical depreciation plus the land value. Generally, this approach provides a check on the value derived using the income approach. The sales comparison approach compares recent transactions to the appraised property. Adjustments are made for dissimilarities that typically provide a range of value. The discount rate and the exit capitalization rate are significant inputs to these valuations. These rates are based on the location, type and nature of each property, and current and anticipated market conditions.

Many factors are also considered in the determination of fair value including, but not limited to, the operating cash flows and financial performance of the properties, property types and geographic locations, the physical condition of the asset, prevailing market capitalization rates, prevailing market discount rates, general economic conditions, economic conditions specific to the market in which the assets are located, and any specific rights or terms associated with the investment. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the values that would be determined by negotiations held between parties in a sale transaction.

The valuations of real estate investments are prepared by independent external appraisers. Limited scope, restricted appraisals are performed on a monthly basis and typically include a limited comparable sales analysis and a full discounted cash flow income approach. Annually, a full-scope, detailed appraisal report is completed and typically includes a market analysis, cost approach, sales comparison approach and an income approach containing a discounted cash flow analysis and direct capitalization method. The full-scope report is prepared by an additional third-party appraisal firm. Since appraisals consider the estimated effect of physical depreciation, historical cost depreciation and amortization on real estate related assets have been excluded from net investment income. Development costs and major renovations are capitalized as a component of cost, while routine maintenance and repairs are expensed as incurred.

Investments in non-consolidated joint ventures are stated at fair value. The Fund’s ownership interests are valued based on the Fund’s ownership interest in the underlying entities and the fair value of the underlying real estate, using the same techniques as described within this Note. Any other factors, such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions, and capital call obligations are also considered. Upon the disposition of all investments in joint ventures by an investee entity, the Fund will continue to state its equity in the remaining net assets of the investee entity during the wind down period, if any, that occurs prior to the dissolution of the investee entity.

10

Notes to Consolidated Schedule of Investments (unaudited) (continued)

Real estate securities and other investments

The valuations for fixed income securities (which may include, but are not limited to, corporate bonds, mortgage-backed and asset-back securities, and collateralized mortgage obligations) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

Valuation oversight

Pursuant to policies adopted by the Board of Directors, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The

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Notes to Consolidated Schedule of Investments (unaudited) (continued)

Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to Consolidated Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
Real Estate Investments	—	—	$271,069,422	$271,069,422
Investments in Non-Consolidated Joint Ventures	—	—	86,882,963	86,882,963
Investments in Real Estate Loans	—	—	59,500,000	59,500,000
Collateralized Mortgage Obligations	—	$48,233,592	—	48,233,592
Asset-Backed Securities	—	4,407,043	—	4,407,043
Corporate Bonds & Notes	—	741,560	—	741,560
Convertible Bonds & Notes	—	418,450	—	418,450

Total Long-Term Investments	—	53,800,645	417,452,385	471,253,030

Short-Term Investments†	$53,872,510	—	—	53,872,510

Total Investments	$53,872,510	$53,800,645	$417,452,385	$525,125,540

Other Financial Instruments:
Futures Contracts††	$27,299	—	—	$27,299

Total	$53,899,809	$53,800,645	$417,452,385	$525,152,839

†	See Consolidated Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments	Balance as of December 31, 2021	Accrued premiums/ discounts	Realized gain (loss)	Change in unrealized appreciation (depreciation)[1]	Purchases
Real Estate
Investments	$118,000,000	—	—	$7,825,711	$145,243,711
Investments in Non-Consolidated Joint Ventures	57,421,600	—	—	10,686,569	18,774,794
Investments in Real Estate Loans	31,728,514	—	—	271,486	27,500,000

Total	$207,150,114	—	—	$18,783,766	$191,518,505

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Notes to Consolidated Schedule of Investments (unaudited) (continued)

Investments (cont’d)	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2022	Net change in unrealized appreciation (depreciation) for investments still held at September 30, 2022[1]
Real Estate Investments	—	—	—	$271,069,422	$7,825,711
Investments in Non-Consolidated Joint Ventures	—	—	—	86,882,963	10,686,569
Investments in Real Estate Loans	—	—	—	59,500,000	271,486

Total	—	—	—	$417,452,385	$18,783,766

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 9/30/22 (000’s)*	Valuation Technique(s)	Unobservable Input(s)	Value/Range	Impact to Valuation from an Increase in Input**
Real Estate Investments:
Industrial	$53,000	Discounted cash flow	Discount rate	5.75% to 6.25%	Decrease
			Exit capitalization rate	4.50% to 5.00%	Decrease
Life Science	$19,400	Discounted cash flow	Discount rate	6.00%	Decrease
			Exit capitalization rate	4.75%	Decrease
Mixed-Use	$39,500	Discounted cash flow	Discount rate	6.25%	Decrease
			Exit capitalization rate	5.50%	Decrease
Multifamily	$26,100	Discounted cash flow	Discount rate	6.25%	Decrease
			Exit capitalization rate	4.50%	Decrease
Office	$48,900	Discounted cash flow	Discount rate	6.50%	Decrease
			Exit capitalization rate	5.75%	Decrease
Investments in Non-Consolidated Joint Ventures:
Industrial	$26,929	Discounted cash flow	Discount rate	5.50%	Decrease
			Exit capitalization rate	4.50%	Decrease
Life Science	$18,998	Discounted cash flow	Discount rate	6.75%	Decrease
			Exit capitalization rate	6.25%	Decrease

14

Notes to Consolidated Schedule of Investments (unaudited) (continued)

	Fair Value at 9/30/22 (000’s)*	Valuation Technique(s)	Unobservable Input(s)	Value/Range	Impact to Valuation from an Increase in Input**
Investments in Non-Consolidated Joint Ventures: (cont’d)
Multifamily	$40,956	Discounted cash flow	Discount rate	6.25%	Decrease
			Exit capitalization rate	5.00%	Decrease
Investments in Real Estate Loans:
Mixed-Use	$18,000	Yield Method	Credit spread	7.28%	Decrease
			Loan to value ratio	73.30%	Decrease
Multifamily	$27,500	Yield Method	Credit spread	6.00%	Decrease
			Loan to value ratio	62.40% to 64.60%	Decrease
Office	$14,000	Yield Method	Loan to value ratio	77.20%	Decrease

*	Real estate investments of $84,169,422 are valued at cost as of September 30, 2022 in accordance with procedures approved by the Board of Directors and are not included in the table above.

**

This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

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